Capital Management	6 Months Ended
Apr. 30, 2019
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Capital Management

Note 9: Capital Management

Our objective is to maintain a strong capital position in a cost-effective structure that: is appropriate given our target regulatory capital ratios and internal assessment of required economic capital; is consistent with our target credit ratings; underpins our operating groups’ business strategies; and supports depositor, investor and regulator confidence, while building long-term shareholder value.

As at April 30, 2019, we met OSFI’s target capital ratio requirements, which include a 2.5% Capital Conservation Buffer, a 1.0% Common Equity Surcharge for Domestic Systemically Important Banks (D-SIBs), a Countercyclical Buffer and a 1.75% Domestic Stability Buffer (DSB) applicable to D-SIBs. Our capital position as at April 30, 2019 is detailed in the Capital Management section of Management’s Discussion and Analysis of the Second Quarter 2019 Report to Shareholders.